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                                                                    Exhibit 23.1

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this registration statement of Alteon WebSystems, Inc. on Form S-8 of our report dated July 16, 1999 appearing in the Company's prospectus filed on January 26, 2000 (No. 333-93123) pursuant to Rule 424(b) under the Securities Act of 1933.


/s/ Deloitte & Touche LLP

San Jose, California
July 31, 2000